Exhibit 99.2

TNS®

First Quarter 2005 Earnings

Supplemental Information

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First Quarter 2005 Earnings

Supplemental Information

Forward Looking Statements

The statements contained in this presentation that are not historical facts are forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on current expectations, forecasts and assumptions that are subject to risks and uncertainties that could cause actual results to differ materially from those set forth in, or implied by, the forward-looking statements. The Company has attempted, whenever possible, to identify these forward-looking statements using words such as “may,” “will,” “should,” “projects,” “estimates,” “expects,” “plans,” “intends,” “anticipates,” “believes,” and variations of these words and similar expressions. Similarly, statements herein that describe the Company’s business strategy, prospects, opportunities, outlook, objectives, plans, intentions or goals are also forward-looking statements. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including: the Company’s reliance upon a small number of customers for a significant portion of its revenue; competitive factors such as pricing pressures; the Company’s ability to grow its business domestically and internationally by generating greater transaction volumes, acquiring new customers or developing new service offerings; fluctuations in the Company’s quarterly results because of the seasonal nature of the business and other factors outside of the Company’s control; the Company’s ability to identify, execute or effectively integrate future acquisitions; the Company’s ability to adapt to changing technology; additional costs related to compliance with the Sarbanes-Oxley Act of 2002, any revised New York Stock Exchange listing standards, Securities and Exchange Commission (SEC) rule changes or other corporate governance issues; and other risk factors described in the Company’s annual report on Form 10-K dated March 31, 2005 as filed with the SEC. In addition, the statements in this presentation are made as of April 21, 2005. The Company expects that subsequent events or developments will cause its views to change. The Company undertakes no obligation to update any of the forward-looking statements made herein, whether as a result of new information, future events, changes in expectations or otherwise. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to April 21, 2005.

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TNS Business Segments

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International Services Division (35.8% of Q1 05 revenues)

• POS, FSD and TSD services with offices in 11 countries

Point-of-Service Division	Q1 05 Revenue	$63.1 mm	Telecommunications Services
(36.7% of Q1 05 revenues)	Q1 05 Adj. Earnings(1)	$6.3 mm	Division
(15.9% of Q1 05 revenues)

• Enables optimized transaction delivery between payment processors and ATM or POS terminals	[LOGO]		• Call signaling and database access services

Financial Services Division (11.6% of Q1 05 revenues)
• Private financial data and VoIP networks

(1)                               Non-GAAP measure. Included in selling, general and administrative expenses (SG&A) for the first quarter of 2005 is a pre-tax benefit to earnings of $1.0 million, comprised on a $3.2 million charge related to a legal settlement and a $4.2 million benefit from a reduced state sales tax assessment. Excluding this $1.0 million pre-tax benefit, adjusted earnings for the first quarter of 2005 was $5.7 million.

Q1:05 Financial Overview

	Q1:05	Q1:04	% Chg
International Services Division	$22.6	$16.7	35.8%
Financial Services Division	7.3	6.0	21.9%
Telecommunications Services Division	10.0	8.6	16.6%
Point of Sale Division	23.2	28.9	(19.8)%
Total Revenue	$63.1	$60.2	4.9%

Gross Profit	$32.9	$29.5	11.7%
Gross margin	52.1%	49.0%	310	BP

EBITDA before stock comp expense (1)	$16.4	$15.1	8.7%

Net income (loss) to common stockholders	$1.5	$(5.1)	N/A

Net income (loss) per common share	$0.05	$(0.34)	N/A

Adjusted earnings(1)	$6.3	$4.9	27.0%

Adjusted earnings per share - diluted(1)	$0.22	$0.33	(33.3)%

($ in millions except per share amounts)

(1)                               Non-GAAP measures. Included in selling, general and administrative expenses (SG&A) for the first quarter of 2005 is a pre-tax benefit to earnings of $1.0 million, comprised on a $3.2 million charge related to a legal settlement and a $4.2 million benefit from a reduced state sales tax assessment. Excluding this $1.0 million pre-tax benefit, EBITDA before stock compensation expense was $15.4 million and adjusted earnings was $5.7 million or $0.20 per share.

EBITDA Calculation

	Q1:05	Q1:04	% Chg

Income from operations (GAAP)	$4,774	$1,692	182.2%
Amortization of intangible assets	6,265	8,508	(26.4)%
Depreciation and amortization of property and equipment	4,863	4,806	1.2%
Stock compensation expense	489	76	N/A

EBITDA before stock compensation expense (1)	$16,391	$15,082	8.7%

($ in thousands)

(1)          Non-GAAP measure. Included in selling, general and administrative expenses (SG&A) for the first quarter of 2005 is a pre-tax benefit to earnings of $1.0 million, comprised on a $3.2 million charge related to a legal settlement and a $4.2 million benefit from a reduced state sales tax assessment. Excluding this $1.0 million pre-tax benefit, EBITDA before stock compensation expense was $15.4 million.

Adjusted Earnings Calculation

	Q1:05	Q1:04	% Chg

Income (loss) before income taxes and equity in net loss of unconsolidated affiliate (GAAP)	$3,775	$(2,604)	N/A
Equity in net loss of affiliate	(416)	(37)	N/A
Amortization of intangible assets	6,265	8,508	(26.4)%
Other debt-related costs (1)	—	2,022	N/A
Stock compensation expense	489	76	N/A
Adjusted Earnings Before Taxes	$10,113	$7,965	27.0%

Income tax provision at 38%	$3,843	$3,027	27.0%

Adjusted Earnings (2)	$6,270	$4,938	27.0%

Weighted average shares diluted	28,384,837	14,961,154	89.7%

Adjusted Earnings Per Share (2)	$0.22	$0.33	(33.3)%

($ in thousands except share and per share amounts)

(1)          Represents non-cash write-off of debt issuance costs associated with early payoff of term debt.

(2)          Non-GAAP measures. Included in selling, general and administrative expenses (SG&A) for the first quarter of 2005 is a pre-tax benefit to earnings of $1.0 million, comprised on a $3.2 million charge related to a legal settlement and a $4.2 million benefit from a reduced state sales tax assessment. Excluding this $1.0 million pre-tax benefit, adjusted earnings was $5.7 million or $0.20 per share.

Balance Sheet Highlights and Capital Structure

	3/31/05		12/31/04

Cash and cash equivalents	$24.6		$19.8
Accounts receivable	45.9		47.9
Current assets	81.0		77.0
Current ratio	1.22	x	1.15	x

Total assets	$353.0		$356.4

Long-term debt	$48.0		$51.0
Stockholders’ equity	$243.2		$242.5
Total debt/capitalization	16.5%		17.4%

Total liabilities and stockholders’ equity	$353.0		$356.4

($ in millions)

Outlook

	2005	2004	% Chg
Total Revenue ($ millions)	$266.0 - $272.0	$249.1	7-9%
Adjusted Earnings(1) ($ millions)	$28.0 - $29.0	$25.4	10-14%

	Q2:05	Q2:04	% Chg
Total Revenue ($ millions)	$64.5 - $65.0	$60.9	6-7%
Adjusted Earnings(1) ($ millions)	$6.1 - $6.3	$6.0	2-5%

(1)

Non-GAAP measure. Adjustments applied in calculating adjusted earnings are substantially similar to the adjustments applied in calculating the first quarter 2005 adjusted earnings set forth on page 5. The 2005 and second quarter 2005 outlook excludes the potential impact from the issuer tender offer presently scheduled to close in May 2005.